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Exhibit 99.1

[FILE STAMP]

UNITED STATES DISTRICT COURT
DISTRICT OF COLORADO

Civil Action No.    04-Z-2179 (OES)

Securities and Exchange Commission,

      Plaintiff,

v.

Qwest Communications International Inc.,

      Defendant.

Consent of Qwest Communications International Inc.

        1.     Defendant Qwest Communications International Inc. ("Defendant") waives service of a summons and the Complaint in this action, enters a general appearance, and admits the Court's jurisdiction over Defendant and over the subject matter of this action.

        2.     Without admitting or denying the allegations in the Complaint (except as to personal and subject matter jurisdiction, which Defendant admits), Defendant hereby consents to the entry of the final Judgment in the form attached hereto (the "Final Judgment") and incorporated by reference herein, which among other things:

  a.
  permanently restrains and enjoins Defendant from violations of Sections 5(a), 5(c), and 17(a) of the Securities Act of 1933 [15 U.S.C. §77q(a)], Sections 10(b), 13(a), 13(b)(2)(A), 13(b)(2)(B), and 14(a) of the Securities Exchange Act of 1934 [15 U.S.C. §§78j(b), 78m(a), 78m(b)(2)(A), 78m(b)(2)(B), and 78n], and Rules l0b-5, 12b-20, 13a-1, 13a-11, 13a-13, 13b2-1, 14a-3, and 14a-9 promulgated thereunder [17 C.F.R. §240.10b-5, 240.12b-20, 240.13a-1, 240.13a11, 240.13a-13, 240.13b2-1, 240.14a-3, and 240.14a-9];

  b.
  orders Defendant to pay disgorgement in the amount of $1; and

  c.
  orders Defendant to pay a civil penalty in the amount of $250,000,000, payable in two equal installments, under Section 20(d)(1) of the Securities Act [15 U.S.C. §77t(d)(1)] and Section 21(d)(3)(B)(iii) of the Exchange Act [15 U.S.C. §78u(d)(3)(B)(iii)].

        3.     Defendant acknowledges that the civil penalty paid pursuant to the Final Judgment may be distributed pursuant to the Fair Fund provisions of Section 308(a) of the Sarbanes-Oxley Act of 2002. Defendant agrees to pay the additional costs, if any, incurred under any distribution plan resulting from Defendant's second penalty payment and there will be no deduction from the Fair Fund for those additional costs. Regardless of whether any such Fair Fund distribution is made, the civil penalty shall be treated as a penalty paid to the government for all purposes, including all tax purposes. To preserve the deterrent effect of the civil penalty, Defendant agrees that it shall not, after offset or reduction in any Related Investor Action based on Defendant's payment of disgorgement in this action, further benefit by offset or reduction of any part of Defendant's payment of a civil penalty in this action ("Penalty Offset"). If the court in any Related Investor Action grants such a Penalty Offset, Defendant agrees that it shall, within 30 days after entry of a final order granting the Penalty Offset, notify the Commission's counsel in this action and pay the amount of the Penalty Offset to the United States Treasury or to a Fair Fund, as the Commission directs. Such a payment shall not be deemed an additional civil penalty and shall not be deemed to change the amount of the civil penalty imposed in this action. Moreover, in the event the Fair Fund is distributed through a Related Investor Action, no Fair Fund payments shall be distributed as payment for attorneys' fees or expenses incurred in a

Related Investor Action, nor shall any Fair Fund payments be considered in calculating the attorneys' fees or expenses counsel would be entitled to collect in a Related Investor Action. For purposes of this paragraph, a "Related Investor Action" means a private damages action brought against Defendant by or on behalf of one or more investors based on substantially the same facts as alleged in the Complaint in this action.

        4.     Defendant agrees that it shall not seek or accept, directly or indirectly, reimbursement or indemnification from any source, including but not limited to payment made pursuant to any insurance policy, with regard to any civil penalty amounts that Defendant pays pursuant to the Final Judgment, regardless of whether such penalty amounts or any part thereof are added to a distribution fund or otherwise used for the benefit of investors. Defendant further agrees that it shall not claim, assert, or apply for a tax deduction or tax credit with regard to any federal, state, or local tax for any penalty amounts that Defendant pays pursuant to the Final Judgment, regardless of whether such penalty amounts or any part thereof are added to a distribution fund or otherwise used for the benefit of investors.

        5.     Defendant agrees to maintain a chief compliance officer ("CCO") whose job includes the responsibilities described below to help ensure that both the internal and external affairs of the corporation are conducted in compliance with the federal securities laws and the standards of conduct established by the company's board. With respect to these responsibilities, the CCO shall report to a committee of the board of directors comprised entirely of outside directors (the "Committee") as described below.

  a.
  The CCO shall aid the board in maintaining and modifying, as appropriate, standards of conduct for the corporation ("Defendant's Code of Conduct"). The CCO shall be responsible for implementing compliance-related policy including the Code of Conduct. The CCO shall further be required to monitor adherence to such policy, including the Code of Conduct, and keep the Committee fully informed concerning these efforts.

  b.
  The CCO shall investigate, among other things, matters brought to his attention involving alleged material violations of law involving fraud or Defendant's Code of Conduct, including those involving accounting and financial reporting issues; the relationship between management and the company, including such things as business dealings between the company and individuals in management or companies in which they have an interest; and the unauthorized or illegal use of corporate assets by management for personal benefit.

  c.
  The CCO shall report promptly to the Committee any material violation of law or material breach of Defendant's Code of Conduct.

  d.
  Defendant's employees may convey concerns to the CCO that they believe implicate matters of ethics or questionable practices concerning Defendant's business. Defendant shall maintain and modify, as appropriate, procedures to investigate matters brought to the attention of the CCO, and these procedures shall be approved by the Committee. The CCO shall periodically review material matters brought to his attention, along with the resolution of such matters, with the Committee, as appropriate.

        6.     Defendant agrees that it will cooperate fully with the Commission in any and all investigations, litigations or other proceedings relating to or arising from the matters described in the Complaint by undertaking to do the following:

  a.
  Produce, without service of a notice or subpoena, any and all nonprivileged documents and other information reasonably requested by the Commission's staff;

  b.
  Use its best efforts to encourage its employees, officers, or directors to be interviewed by the Commission's staff at such times as the staff reasonably may request;

  c.
  Use its best efforts to encourage its employees, officers, or directors to appear and testify truthfully and completely without service of a notice or subpoena in such investigations, depositions, hearings or trials as may be reasonably requested by the Commission's staff; and

  d.
  That in connection with any testimony of Defendant to be conducted at deposition, hearing or trial pursuant to a notice or subpoena, Defendant:

  i.
  Agrees that any such notice or subpoena for Defendant's appearance and testimony may be served by regular mail or facsimile transmission on its attorney, William R. McLucas, Wilmer Cutler Pickering Hale and Dorr LLP, 2445 M Street, NW, Washington, DC 20037-1420; and

  ii.
  Agrees that any such notice or subpoena for Defendant's appearance and testimony in an action pending in a United States District Court may be served, and may require testimony, beyond the territorial limits imposed by the Federal Rules of Civil Procedure and any applicable local rules, provided that the party requesting the testimony reimburses Defendant's travel, lodging, and subsistence expenses at the then-prevailing U.S. Government per diem rates.

  iii.
  Consents to personal jurisdiction over Defendant in any United States District Court for purposes of enforcing any such notice or subpoena.

        7.     Defendant waives the entry of findings of fact and conclusions of law pursuant to Rule 52 of the Federal Rules of Civil Procedure.

        8.     Defendant waives the right, if any, to appeal from the entry of the Final Judgment.

        9.     Defendant enters into this Consent voluntarily and represents that no threats, offers, promises or inducements of any kind have been made by the Commission or any member, officer, employee, agent or representative of the Commission to induce it to enter into this Consent.

        10.   Defendant agrees that this Consent shall be incorporated into the Final Judgment with the same force and effect as if fully set forth therein.

        11.   Defendant will not oppose the enforcement of the Final Judgment on the ground, if any exists, that it fails to comply with Rule 65(d) of the Federal Rules of Civil Procedure, and hereby waives any objection based thereon.

        12.   Defendant waives service of the Final Judgment and agrees that entry of the Final Judgment by the Court and filing with the Clerk of the Court will constitute notice to Defendant of its terms and conditions. Defendant further agrees to provide counsel for the Commission, within 30 days after the Final Judgment is filed with the Clerk of the Court, with an affidavit or declaration stating that Defendant has received and read a copy of the Final Judgment.

        13.   Consistent with 17 C.F.R. §202.5(f), this Consent resolves only the claims asserted against Defendant in this civil proceeding. Defendant acknowledges that no promise or representation has been made by the Commission or any member, officer, employee, agent, or representative of the Commission with regard to any criminal liability that may have arisen or may arise from the facts underlying this action or immunity from any such criminal liability. Defendant waives any claim of Double Jeopardy based upon the settlement of this proceeding, including the imposition of any remedy or civil penalty herein. Defendant further acknowledges that the Court's entry of a permanent injunction may have collateral consequences under federal or state law and the rules and regulations of self-regulatory organizations, licensing boards, and other regulatory organizations. Such collateral consequences include, but are not limited to, a statutory disqualification with respect to membership or participation in, or association with a member of, a self-regulatory organization. This statutory disqualification has consequences that are separate from any sanction imposed in an administrative proceeding. In addition, in any disciplinary proceeding before the Commission based on the entry of the injunction in this action, Defendant understands that it shall not be permitted to contest the factual allegations of the Complaint in this action.

        14.   Defendant understands and agrees to comply with the Commission's policy "not to permit a defendant or respondent to consent to a judgment or order that imposes a sanction while denying the allegation in the complaint or order for proceedings." 17 C.F.R. §202.5. In compliance with this policy, Defendant agrees: (i) not to take any action or to make or permit to be made any public statement denying, directly or indirectly, any allegation in the Complaint or creating the impression that the Complaint is without factual basis; and (ii) that upon the filing of this Consent, Defendant hereby withdraws any papers filed in this action to the extent that they deny any allegation in the Complaint. If Defendant breaches this agreement, the Commission may petition the Court to vacate the Final Judgment and restore this action to its active docket. Nothing in this paragraph affects Defendant's: (i) testimonial obligations; or (ii) right to take legal or factual positions in litigation or other legal proceedings in which the Commission is not a party.

        15.   Defendant hereby waives any rights under the Equal Access to Justice Act, the Small Business Regulatory Enforcement Fairness Act of 1996 or any other provision of law to pursue reimbursement of attorney's fees or other fees, expenses or costs expended by Defendant to defend against this action. For these purposes, Defendant agrees that Defendant is not the prevailing party in this action since the parties have reached a good faith settlement.

        16.   Defendant agrees that the Commission may present the Final Judgment to the Court for signature and entry without further notice.

        17.   Defendant agrees that this Court shall retain jurisdiction over this matter for the purpose of enforcing the terms of the Final Judgment.

QWEST COMMUNICATIONS INTERNATIONAL INC.
By:	/s/ RICHARD C. NOTEBAERT Richard C. Notebaert Chairman and Chief Executive Officer

Dated: October 18, 2004

        On October 18, 2004, Richard C. Notebaert, a person known to me, personally appeared before me and acknowledged executing the foregoing Consent.

/s/ KRIS E. MCDERMETT Notary Public Commission expires: 3-13-06

Approved as to form:

/s/  WILLIAM R. MCLUCAS
William R. McLucas
Wilmer Cutler Pickering Hale and Dorr LLP
2445 M Street, NW
Washington, DC 20037-1420
(202) 663-6000
(202) 663-6363 (fax)
Attorney for Defendant
Qwest Communications International, Inc.	/s/ RANDALL J. FONS
Randall J. Fons
Securities and Exchange Commission
Central Regional Office
1801 California Street, 15th Floor
Denver, CO 80202
(303) 844-1000
(303) 844-1068 (fax)
Attorney for Plaintiff
Securities and Exchange Commission

QWEST COMMUNICATIONS INTERNATIONAL INC.

SECRETARY'S CERTIFICATE

        I, Richard N. Baer, Secretary of Qwest Communications International Inc., a corporation duly organized and existing under the laws of the State of Delaware (the "Company"), do hereby certify that the following is a true and correct copy of resolutions duly adopted by the Board of Directors of the Company at a meeting duly convened and held on October 18, 2004, at which a quorum was present and voting:

  RESOLVED, that Qwest Communications International Inc. (the "Company") be, and hereby is, authorized to enter into the Consent of Qwest Communications International Inc. (the "Consent") substantially in the form attached hereto in connection with the action entitled Securities and Exchange Commission v. Qwest Communications International Inc.(the "Action"), provided that the authorization set forth in this resolution is conditioned upon there being no material change to the terms of the Consent, the Final Judgment and the Complaint attached hereto; and it is

  FURTHER RESOLVED, that based upon advice of counsel and the recommendation of the Company's management, the Board of Directors determines that entering into the Consent is in the best interests of the Company and its shareholders; and it is

  FURTHER RESOLVED, that the Chief Executive Officer or other authorized officer of the Company be, and hereby is, authorized and directed to execute all necessary documents in connection with the Consent and the Action; and it is

  FURTHER RESOLVED, that the Chief Executive Officer or other authorized officer of the Company be, and hereby is, authorized and directed to take such further actions as he deems necessary or appropriate to carry out the purposes and intentions of the foregoing resolutions.

        IN WITNESS WHEREOF, I have hereunto set my hand and affixed the seal of the Company this 18th day of October, 2004.

/s/ RICHARD N. BAER Richard N. Baer Secretary

REQUEST FOR ENTRY

        Plaintiff Securities and Exchange Commission respectfully requests entry of the Final Judgment as to Defendant Qwest Communications International Inc. submitted with this Consent.

/s/ MARY BRADY /s/ SUSIE YUEN	10/21/04
Attorneys for Plaintif
Securities and Exchange Commission
Central Regional Office
1801 California Street, 15th Floor
Denver, CO 80202
(303) 844-1000
(303) 844-1068 (fax)
Attorney for Plaintiff Securities and
Exchange Commission	Date

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  Exhibit 99.1
  [FILE STAMP]
UNITED STATES DISTRICT COURT DISTRICT OF COLORADO
Consent of Qwest Communications International Inc.
QWEST COMMUNICATIONS INTERNATIONAL INC. SECRETARY'S CERTIFICATE
REQUEST FOR ENTRY